UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 02, 2020

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

1103 Old Town Ln, Suite 16, Cheyenne, WY (Address of principal executive offices)	82009-4353 (Zip Code)

Registrant’s telephone number, including area code:   (888) 440-2972

729 Main St., Canon City CO 81212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BWPC	OTC Markets: Pinks

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2020 Blue Water Petroleum Corp. (the “Company”) entered into an agreement (the “Agreement”) to acquire Atakam Group Inc. (“Atakam”) Pursuant to the Agreement the Company is to issue 5,000,000 of its common shares to the shareholders of Atakam in exchange for 100% of the issued and outstanding common stock of Atakam. Atakam is organized under the laws of the State of Wyoming.

Atakam provides a variety of remediation solutions to clean some of the world’s most urgent environmental pollution problems. The company is focused on remediation of lagoons of oil sludge created during the drilling and refining of crude oil, crude oil spills on land and water from pipelines and drilling rigs, mountains of used automotive tires, air pollution and effluent run-off from animal feedlots, and lastly, blocked municipal sewers and odoriferous settling ponds. Atakam employs several technologies to combat these various pollution problems that are destroying the quality of our natural land, air, and water. These technologies can generate revenue from the cleanup services, and from the sale of products that are created as a result of the remediation processes.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 02, 2020 the Company added Andrew Osichnuk as a company Director, Secretary, Treasurer and CFO.

Andrei has an extensive international banking background. He founded the Central European Bank and consulted with several financial institutions in Zurich, Budapest, and Prague, successfully raising capital for projects in Ukraine, Russia, and Canada. Andre’s entrepreneur ventures include computer manufacturer and assembler, Atakam, with facilities in Ukraine and in Los Angeles, and Asterforce, Inc., a dietary supplement distribution company. Andrei has two master's degrees: Philosophy (1982) and Applied mathematics in computer science (1997). Founder and vice president of Central European Bank (former).

Item 8.01 Other Events.

On June 02, 2020 the Company changed its corporate address to 1103 Old Town Ln, Suite 16, Cheyenne, WY 82009-4353

On June 02, 2020 the Company changed its website domain to www.bluewaterpetroleum.com

On June 02, 2020 the Company changed its phone number to 307.316.4060

Item 9.01 Financial Statements and Exhibits

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit	Description

10.1	Acquisition Agreement between Blue Water Petroleum Corp. and Atakam Group Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: June 02, 2020	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer

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